POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                                /s/BRADY F. CARRUTH
                                                   Brady F. Carruth

                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12 day of June, 1996.

                                               /s/ CLARENCE C. COMER
                                                   Clarence C. Comer

                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                                /s/GARY L. FORBES
                                                   Gary L. Forbes

                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                                /s/HUGH N. WEST
                                                   Hugh N. West

                                       -1-
PAGE>
                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12 day of June, 1996.

                                                /s/JAMES H. LIMMER
                                                   James H. Limmer

                                POWER OF ATTORNEY

                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                              /s/LARRY J. ALEXANDER
                                                 Larry J. Alexander

                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                                /s/THOMAS E. SMITH
                                                   Thomas E. Smith

                                POWER OF ATTORNEY


                  WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends, pursuant to the Registration Rights Agreement by and among the Company, James R. Cook and Herbert J. Blackinton respecting 424,658 shares of Common Stock of the Company ("Shares"), to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 respecting the Shares, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents relating to said Registration Statement;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JOE
R. DAVIS and G. CHRISTOPHER COLVILLE and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer, or both, as the case may be, of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13 day of June, 1996.

                                                /s/W. D. HAWKINS
                                                   W. D. Hawkins